Investor and Analyst Day June 27, 2013 Exhibit 99.1

Disclaimer
general economic, business and financial conditions, and changes in our industry and changes in the real estate markets in particular;
adverse economic and other developments in the Dallas-Fort Worth-Arlington area, where we have a high concentration of properties;
general volatility of the capital and credit markets and the demand for and market price of our Class A common stock;
changes in our business strategy;
defaults on, early terminations of or non-renewal of leases by tenants;
bankruptcy or insolvency of a major tenant or a significant number of smaller tenants;
increased interest rates or operating costs;
declining real estate valuations and impairment charges;
availability, terms and deployment of capital;
our failure to obtain necessary outside financing;
our expected leverage;
decreased rental rates or increased vacancy rates;
our failure to generate sufficient cash flows to service our outstanding indebtedness;
difficulties in identifying properties to acquire and completing acquisitions;
risks of real estate acquisitions, dispositions and redevelopment, including the cost of construction delays and cost overruns;
our failure to successfully operate acquired properties;
our projected operating results;
our ability to manage our growth effectively;
estimates relating to our ability to make distributions to our shareholders in the future;
impact of changes in governmental regulations, tax law and rates and similar matters;
our failure to qualify as a REIT;
future terrorist attacks in the U.S.;
environmental uncertainties and risks related to natural disasters;
lack or insufficient amounts of insurance;
availability of and our ability to attract and retain qualified personnel;
retention of our senior management team;
changes in real estate and zoning laws and increases in real property tax rates;
our ability to comply with the laws, rules and regulations applicable to companies; and
other risk factors, including those detailed in the sections of our most recent Form 10-K and Form 10-Q filed with the SEC titled “Risk Factors.”
You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements). We undertake no obligation to publicly release any revisions to such forward-looking statements to reflect events or circumstances after the date of this presentation, except as required by applicable law.
All information presented on a consolidated basis and as of March 31, 2013, unless otherwise noted. Included in the consolidated operating information presented are the five properties RPAI expects to acquire from the
RioCan unconsolidated joint venture on October 1, 2013.
All demographic information is sourced from The Nielsen Company, unless otherwise noted.
2
This presentation contains “forward-looking statements” within the meaning of the safe harbor from civil liability provided for such statements by the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the
Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act). In particular, statements pertaining to our capital resources, portfolio size, quality and performance, acquisitions, dispositions, dividend policy and results of operations contain forward-looking statements. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “should,” “seeks,” “approximately,
“intends,” “plans,” “pro forma,” “estimates,” “focus,” “contemplates,” “aims,” “continues,” “would” or “anticipates” or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategies, plans or intentions. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

Agenda

Welcome and Introduction
–
Mike Fitzmaurice, Vice President - Finance
RPAI Overview and Strategy
–
Steve Grimes, Chief Executive Officer
Target Market Approach
–
Shane Garrison, Chief Operating Officer and Chief
Investment Officer
Balance Sheet Strategy
–
Angela Aman, Chief Financial Officer and Treasurer

RPAI Overview and Strategy Steve Grimes

Accomplishments Since IPO

Portfolio
Repositioning
Balance Sheet
Improvements
Operating Platform
Enhancements
Aon Hewitt lease renewal & sale
$148 million
Cost Plus Distribution Center sale
$63 Million
Mervyns portfolio lease-up and
sales
$137 Million
Net Debt / Adjusted EBITDA 6.7x,
down from 8.2x as of 12/31/11
Substantial growth in
unencumbered asset base
Access to multiple
forms of capital
New corporate headquarters
Migration of IT and
HR platforms
Renewed focus on culture
and talent development
Successful Execution of Strategic Plan

Execution Has Been Rewarded with Strong
Performance

Total Shareholder Return Since IPO%
1
1
Based upon closing price on April 5, 2012 through June 25, 2013
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
70.0%
80.0%
90.0%
13.0%
33.5%
43.1%
79.0%
72.8%
5.0%
5.0%
7.7%
16.4%
11.3%
Apr-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13

Strategic Goals

Portfolio refinement
– To continue to refocus our asset base on high quality, multi-tenant retail assets in strategic markets for RPAI
NOI growth
– To improve economic occupancy to 95% by 2015
– To create, through the portfolio refinement process, an asset base capable of generating consistent same store NOI growth of 2.0-2.5% in a stabilized occupancy environment
Balance
sheet progress
– To continue to prudently manage our balance sheet in order to reduce our cost of capital and achieve an investment grade credit rating
Operating
portfolio enhancements
– To build a best-in-class operating platform through an intense focus on talent development and the innovative use of technology and systems

Multi-Tenant Retail Portfolio

58% of the portfolio is located in the top 30
MSAs and 69% of the portfolio is located in the
top 50 MSAs
Anticipate selling nine consolidated multi-
tenant retail properties in 2013 with gross
proceeds of approximately $200 million
–
Six of the nine properties are located in MSAs
outside of the top 30
–
Average 3-mile population of 60,716 is 23%
below our portfolio average
National Platform
Annualized Base Rent (ABR)
More than 5% of ABR 2–5% of ABR
Less than 2% ABR
Well-Balanced Asset Mix (% of ABR) 2013 Disposition Activity
Significant Presence in Top MSAs
Top 5 RPAI Markets
MSA % of ABR
Dallas 16.3%
Baltimore 5.1%
Atlanta 3.8%
Chicago 3.6%
Washington DC 3.4%
Lifestyle Centers 16%
Power Centers 44%
Neighborhood/
Community Centers
40%

Multi-Tenant Retail Portfolio (continued)

Strong Demographics Compelling Asset Quality
Seven assets with an average owned GLA per asset
of 469,000 square feet
– Five assets are anchored or shadow-
anchored by a more traditional power or
grocery anchor
Average inline sales productivity of approximately
$425 per square foot
Low occupancy cost of approximately 9%
Lifestyle
Centers
16% of ABR
65 assets with an average owned gross leasable
area (“GLA”) per asset of 242,000 square feet
Strong occupancy trends, with a leased rate of
93.8%
38 assets are anchored or shadow-anchored
by Target
Power
Centers
44% of ABR
102 assets with an average owned GLA per asset
of 124,000 square feet
Average grocer sales of approximately $500 per
square foot
Well balanced mix of anchor and inline GLA, with
only one-third of portfolio comprised of small
shop space
Neighborhood
& Community
Centers
40% of ABR
Average 5-mile demographics:
Household income: $102,835
Population: 167,253
Estimated population growth: 6.0% over the
next five years
Average 5-mile demographics:
Household income: $76,029
Population: 159,769
Estimated population growth: 4.5% over the
next five years
Average 3-mile demographics:
Household income: $73,827
Population: 94,973
Estimated population growth: 4.9% over the
next five years
1
2
Represents all Target locations in consolidated retail portfolio, including the five properties RPAI expects to acquire from the RioCan unconsolidated joint venture on October 1, 2013
Represents all grocers in consolidated retail portfolio, including the five properties RPAI expects to acquire from the RioCan unconsolidated joint venture on October 1, 2013
2
1

High Quality Portfolio 10 Northgate North Seattle, Washington Shops at Legacy Plano, Texas Paradise Valley Marketplace Phoenix, Arizona Southlake Town Square Southlake, Texas

High Quality Portfolio 11 Fullerton Metrocenter Fullerton, California Commons at Temecula Temecula, California Lincoln Park Dallas, Texas Paradise Shoppes of Warner Robins Kathleen, Georgia

High Quality Portfolio 12 Ashland and Roosevelt Chicago, Illinois Eastwood Towne Center Lansing, Michigan Jefferson Commons Newport News, Virginia Azalea Square Summerville, South Carolina

Our Repositioning Objective 13 To become the dominant shopping center owner in 10-15 target markets, owning 3-5 million square feet in each market.

Repositioning Rationale

At our scale we are large enough to be relevant
to our retailer partners
–
We have an open dialogue with national retailers
regarding store opening and expansion plans
–
We have a seat at the table in times of distress
We believe that the path to maximizing same
store NOI performance lies in optimizing our local
and regional operating platforms
–
Provides for the best understanding of local market
trends and dynamics, enhancing our ability to drive
revenue
–
Allows us to more actively manage the leasing of
small shop, higher ABR space

Near-term goals
–
Dispositions
• 2013 is expected to be our last year as a net seller
• We anticipate selling approximately nine consolidated multi-
tenant retail assets this year, exiting four markets including
Davenport, IA, Warner Robins, GA, Sarasota, FL, and Boston, MA
–
Acquisitions
• We are looking to source high quality acquisition opportunities, in our target markets, with good long-term growth potential
• Unencumbered acquisition activity will also advance our goal of becoming investment grade rated
• While the RioCan transaction will allow us to reach the low end of our acquisition guidance range, we continue to pursue strategic acquisition opportunities, some of which may be realized this year
Execution Plan

Intermediate to long-term goals
Execution Plan (continued)

–
Acquisitions
•
Substantially all proceeds from disposition activity
beyond 2013 will be redeployed into acquisitions
–
Dispositions
• Going forward, we will continue to dispose of assets
outside of our target markets
•
Over the next three years, we can realistically exit as
many as 10 states and 40 MSAs, improving portfolio
concentration, demographics, and long-term growth
potential

Optimizing the Platform
Today

26 Assets
6.2 million sq.ft.
16 markets
78% of ABR in
Top 50 MSAs
Regional offices
Top 5 RPAI MSAs: 32% of ABR
Top 30 MSAs: 58% of ABR
Top 50 MSAs: 69% of ABR
69% of RPAI ABR: Average 3-mile
Household Income of $87k and
Population 92k
WEST
50 Assets
9.9 million sq.ft.
25 markets
56% of ABR in
Top 50 MSAs
NORTH
55 Assets
8.4 million sq.ft.
31 markets
60% of ABR in
Top 50 MSAs
EAST
43 Assets
7.2 million sq.ft.
10 markets
87% of ABR in
Top 50 MSAs
SOUTH
Note: Represents consolidated multi-tenant retail portfolio as of 3/31/2013, including the five properties RPAI expects to acquire from the RioCan unconsolidated joint venture on October 1, 2013

Optimizing the Platform
Year-end 2016

WEST
NORTH
EAST
SOUTH
Note: Represents consolidated multi-tenant retail portfolio, including the five properties RPAI expects to acquire from the RioCan unconsolidated joint venture on October 1, 2013.
Assumes no additional acquisition activity
Exited State

Target Market Characteristics

Well-diversified local economy
Strong demographic profile
–
Significant long-term population growth or above-average
existing density
–
Low relative cost-of-living
–
Highly-educated employment base
Fiscal and regulatory environment conducive to
business activity and growth
Strong barriers to entry, whether topographical,
regulatory, or density driven
Ability to create critical mass and realize operational
efficiencies

Target Market Approach Shane Garrison

Texas
Positive economic outlook
–
Substantial net migration of working-age households,
with expected population growth of over 9% in the
next five years
–
Rising, though still very affordable, housing market
–
Low cost-of-living with no state income tax
–
Dynamic, well-educated employment base
–
Unemployment rate below the national average
–
Positive small business climate as measured by the
Small Business Survival Index (state ranked #3 in 2012)
21
Four of our 10-15 target markets are in Texas, representing
22% of our ABR today
Constructive business environment

Target Market Approach

Seattle
1.0 million sq.ft.
Atlanta
1.4 million sq.ft.
Phoenix
0.8 million sq.ft.
Dallas, Houston,
Austin and San
Antonio
6.0 million sq.ft.
Chicago
0.9 million sq.ft.
Baltimore/
Washington DC
2.4 million sq.ft.
New York City/
Long Island
0.4 million sq.ft.

Improved Demographic Profile

Demographics
Radius Average
household
income
Average
population
Est. population
growth over next
five years
3-mile $79,694 78,387 4.9%
5-mile $79,661 185,868 4.8%
Target Market Portfolio
3/31/2013
2
Multi-Tenant Retail Portfolio
3/31/2013
1
$403 million in ABR
69% of ABR located in Top 50 MSAs
$180 million in ABR
100% of ABR located in Top 50 MSAs
Demographics
Radius Average
household
income
Average
population
Est. population
growth over next
five years
3-mile $95,957 92,365 6.5%
5-mile $94,755 229,001 6.5%
2012 same store NOI growth of 1.8% 2012 same store NOI growth of 4.8%
1
Represents consolidated multi-tenant retail portfolio as of 3/31/2013, including the five properties RPAI expects to acquire from the RioCan unconsolidated venture on October 1, 2013
2
Represents consolidated multi-tenant retail portfolio within our target markets, as of 3/31/2013, including the five properties RPAI expects to acquire from the RioCan unconsolidated venture on October 1, 2013

Long-Term Disposition Profile

Over the next decade, we plan to opportunistically sell assets outside of our target markets
We will be patient and prudent with respect to execution, considering both the strategic direction of the asset and the market, as well as the potential cost associated with the early extinguishment of debt
Based on the strong asset quality of the long-term disposition pool, we believe we will be able to minimize the dilution typically associated with portfolio recycling efforts
–
45% of the ABR is located in top 50 MSAs with strong 3-mile demographics
–
55% of the ABR is generated by highly occupied, well-performing assets located in smaller markets
MSAs include Los Angeles, Philadelphia,
Miami and Boston
3-mile average population of 91,000 and
3-mile average household income of
$72,000
45% of the ABR is located in
Top 50 MSAs
3/31/13 economic occupancy of 92.8% and
leased rate of 94.8%
With an average of just over one asset per
MSA, we can quickly reduce our geographic
footprint through dispositions of this
portion of the portfolio
55% of the ABR is located outside of
Top 50 MSAs

Dallas Portfolio

Property
Count
Gross
Leasable
Area
% of Multi-
tenant
Retail ABR
ABR PSF
19 4.0 million 16.3% $18.99
Future Market Trends
1 Per REIS
Market Characteristics
RPAI Exposure
Over the next five years, occupancy is expected to increase
160 basis points with new supply increasing 3.5% or 3.0
million square feet, significantly below the market’s
population growth rate
Well-diversified local economy
- Sixth largest MSA based on GDP, with the top 5
industries contributing only 42% of GDP
compared to 53% for the US on average
- Home of 19 Fortune 500 companies including
Exxon Mobil, AT&T and Southwest Airlines
Strong demographic profile
- 8.8% projected population growth over the next
five years versus 3.9% for the US on average
- Low relative cost-of-living at 92% of the US
average with the median home price also below
the US average
- No state income tax
Fiscal and regulatory environment conducive to
business activity and growth
- Unemployment rate of 6.0% remains well below
the US average
- Texas ranks very favorably on the Small
Business Survival Index (#3), boding well for
small shop tenants

Southlake Town Square
Lifestyle Center – Southlake, Texas

One of the largest unanchored specialty retail centers in
the United States, with over 840,000 square feet of GLA
The “best of the best” retailers including Apple,
Anthropologie, Michael Kors and Coach
Sales of approximately $600 PSF with occupancy costs of
7% and NOI of $18 million
Primary trade area extends 20 miles, serving 2.2 million
customers that can reach the property in less than 30
minutes
Property Highlights
Radius Average
household
income
Population Est. pop.
growth over
next five years
3-mile $157,207 56,293 6.3%
5-mile $150,789 115,860 7.8%
Demographics

Southlake Town Square Site Plan 27

Well-diversified local economy
- Fifth largest MSA based on GDP, with the top 5 industries
contributing only 45% of GDP compared to 53% for the US
on average
- Diverse employment base in energy, aeronautical and
technology sectors, with 24 Fortune 500 companies
including Phillips, Sysco and Halliburton
- Home of the busiest port in the United States (Port of
Houston), contributing over one million jobs throughout
the state and generating more than $175 billion in
statewide economic impact
- Home to the Texas Medical Center, which employs over
100,000 people
Strong demographic profile
- 9.2% projected population growth over the next five years
versus 3.9% for the US on average
- Low relative cost-of-living at 92% of the US average with
the median home price also below the US average
- No state income tax
Fiscal and regulatory environment conducive to business
activity and growth
- Unemployment rate of 5.9% remains well below the US
average
- Texas ranks very favorably on the Small Business Survival
Index (#3), boding well for small shop tenants
Houston Portfolio
28
Property
Count
Gross
Leasable
Area
% of Multi-
tenant
Retail ABR
ABR PSF
9 1.1 million 3.4% $13.16
Future Market Trends
Market Characteristics RPAI Exposure
Over the next five years, occupancy is expected to increase
180 basis points with new supply increasing 4.3% or 3.6
million square feet, significantly below the market’s
population growth rate
1 Per REIS

Sawyer Heights
Power Center – Houston, Texas

Features a solid mix of national and local
retailers, with a strong restaurant
component
Located within five minutes of the
Houston Central Business District and
Midtown, with a daytime population
exceeding 220,000
325 loft apartments on site, with 96%
occupancy
Property Highlights
Demographics
Radius Average
household
income
Population Est. pop. growth
over next five
years
3-mile $88,364 168,335 6.6%
5-mile $83,810 386,936 5.4%

Sawyer Heights Site Plan 30 Paradise Shoppes of Warner Robins Southlake Town Center

San Antonio Portfolio

Well-diversified local economy
-
38
th
largest MSA based on GDP
-
Home to five Fortune 500 companies
including Valero, USAA and Clear Channel
-
9.2% projected population growth over the
next five years versus 3.9% for the US on
average
-
Low relative cost-of-living at 96% of the US
average with the median home price also
below the US average
-
No state income tax
Fiscal and regulatory environment conducive to
business activity and growth
-
Unemployment rate of 5.9% remains well
below the US average
-
Texas ranks very favorably on the Small
Business Survival Index (#3), boding well for
small shop tenants
Property
Count
Gross
Leasable
Area
% of Multi-
tenant
Retail ABR
ABR PSF
4 0.7 million 1.8% $12.37
Future Market Trends
Market Characteristics RPAI Exposure
Over the next five years, occupancy is expected to increase
180 basis points with new supply increasing 3.5% or 1.0
million square feet, significantly below the market’s
population growth rate
1 Per REIS
Strong demographic profile

La Plaza Del Norte
Power Center – San Antonio, Texas

Located in a dynamic shopping
district in San Antonio across from
North Star Mall
Anchored by Best Buy, Sports
Authority and Ross Dress For Less
Surrounded by dense suburban
residential neighborhoods
Property Highlights
Radius Average
household
income
Population Est. pop. growth
over next five
years
3-mile $61,691 101,187 5.2%
5-mile $68,559 314,349 5.3%
Demographics

La Plaza del Norte Site Plan 33

Austin Portfolio

Well-diversified local economy
- 35
th
largest MSA based on GDP
- Major hub for the tech, pharmaceutical and
biotechnology industries a strong presence
Strong demographic profile
- 11.9% projected population growth over the next
five years versus 3.9% for the US on average
- Low relative cost-of-living at 95% of the US
average
- No state income tax
- 38% of the population has at least a bachelor’s
degree, significantly above the national average
Fiscal and regulatory environment conducive to
business activity and growth
- Unemployment rate of 5.1% remains well below
the US average
- Texas ranks very favorably on the Small Business
Survival Index (#3), boding well for small shop
tenants
Property
Count
Gross
Leasable
Area
% of Multi-
tenant
Retail ABR
ABR PSF
3 0.2 million 0.6% $16.22
Future Market Trends
Market Characteristics RPAI Exposure
Over the next five years, occupancy is expected to decrease
60 basis points with new supply increasing 7.6% or 1.5
million square feet, significantly below the market’s
population growth rate
1 Per REIS

Shops at Forest Commons
Neighborhood Center – Round Rock, Texas

Neighborhood center anchored by
strong regional grocer, HEB, with
an excellent mix of inline retailers
Significant in-place trade area
density will be further enhanced by
substantial population growth
Property Highlights
Radius Average
household
income
Population Est. pop. growth
over next five
years
3-mile $86,372 77,603 16.9%
5-mile $77,036 182,892 15.6%
Demographics

Shops at Forest Commons Site Plan 36 Paradise Shoppes of Warner Robins Southlake Town Center

Seattle Portfolio

Well-diversified local economy
- 12    largest MSA based on GDP
- Home of eight Fortune 500 companies including
Costco, Microsoft and Amazon
Strong demographic profile
- 5.2% projected population growth over the next
five years versus 3.9% for the US on average
- 37% of the population has at least a bachelor’s
degree, significantly above the national average
Fiscal and regulatory environment conducive to
business activity and growth
- Unemployment rate of 5.2% remains well below
the US average
- Washington state ranks very favorably on the
Small Business Survival Index (#6), boding well
for small shop tenants
- Region is geographically constrained, creating
considerable barriers to entry
- Significant entitlement and zoning barriers
Property
Count
Gross
Leasable
Area
% of Multi-
tenant Retail
ABR
ABR PSF
3 1.0 million 2.6% $13.20
Future Market Trends
Market Characteristics RPAI Exposure
Over the next five years, occupancy is expected to increase
140 basis points with new supply increasing 5.3% or 1.4
million square feet
1 Per REIS
th
High barriers to entry

Northgate North
Power Center – Seattle, Washington

Infill vertical power center anchored
by Target, Best Buy, Sports
Authority and Ross
Across Northgate Way from regional
draw, Northgate Mall
Surrounded by dense, affluent
residential neighborhoods
Property Highlights
Radius Average
household
income
Population Est. pop. growth
over next five
years
3-mile $86,268 182,072 5.5%
5-mile $91,251 379,410 5.5%
Demographics

Northgate North Site Plan 39

Phoenix Portfolio

Well-diversified local economy
18th largest MSA based on GDP
Home of six Fortune 500 companies
including Avnet, US Airways and PetSmart
Strong demographic profile
8.4% projected population growth over the
next five years versus 3.9% for the US on
average
Median home price below the US average
Home of Arizona State University with
enrollment of approximately 70,000
students
Fiscal and regulatory environment conducive to
business activity and growth
Unemployment rate of 6.6% remains below
the US average
Arizona ranks very favorably on the Small
Business Survival Index (#10), boding well for
small shop tenants
Property
Count
Gross
Leasable
Area
% of Multi-
tenant Retail
ABR
ABR PSF
4 0.8 million 2.5% $15.79
Future Market Trends
Market Characteristics RPAI Exposure
Over the next five years, occupancy is expected to increase
270 basis points with new supply increasing 3.6% or 2.5
million square feet, significantly below the market’s
population growth rate
1 Per REIS

Attractive community center
surrounded by affluent
neighborhoods
Anchored by Whole Foods
Market and Trader Joe’s, with
many additional service and
restaurant uses
Paradise Valley Marketplace
Community Center – Phoenix, Arizona
41
Property Highlights
Radius Average
household
income
Population Est. pop. growth
over next five
years
3-mile $83,942 72,066 0.4%
5-mile $80,166 197,996 0.9%
Demographics

Paradise Valley Marketplace Site Plan 42 Paradise Shoppes of Warner Robins Southlake Town Center

Atlanta Portfolio

Well-diversified local economy
10
th
largest MSA based on GDP
Home of 15 Fortune 500 companies including Home
Depot, UPS and Coca-Cola
Strong demographic profile
7.9% projected population growth over the next
five years versus 3.9% for the US on average
Low relative cost-of-living at 96% of the US average
due in large part to the affordability of housing
34% of the population has at least a bachelor’s
degree, significantly above the national average
Fiscal and regulatory environment conducive to
business activity and growth
Cost of doing business is 96% of the US average
Georgia ranks favorably on the Small Business
Survival Index (#21), boding well for small shop
tenants
Property
Count
Gross
Leasable
Area
% of Multi-
tenant
Retail ABR
ABR PSF
9 1.4 million 3.8% $11.47
Future Market Trends
Market Characteristics RPAI Exposure
Over the next five years, occupancy is expected to increase
250 basis points with new supply increasing 3.3% or 2.7
million square feet, significantly below the market’s
population growth rate
1 Per REIS

Dominant power center with an
impressive mix of retail tenants
including Target, Ross, Marshalls,
Bed Bath & Beyond and Home Depot
Average daily traffic count of over
165,000 cars per day
Located in Henry County, one of the
fastest growing counties in the
United States
Henry Town Center
Power Center – McDonough, Georgia
44
Property Highlights
Radius Average
household
income
Population Est. pop. growth
over next five
years
3-mile $70,557 26,367 5.1%
5-mile $63,498 78,014 6.1%
Demographics

Henry Town Center Site Plan 45 Paradise Shoppes of Warner Robins Southlake Town Center

Baltimore/Washington D.C. Portfolio

Well-diversified local economy
19
th
(Baltimore) and 4
th
(D.C.) largest MSAs
based on GDP, with the top 5 industries
contributing only 42% of the GDP compared to
53% for the US on average
Home of 18 Fortune 500 companies including
Capital One, Marriott International and
Lockheed Martin
Strong demographic profile
4.8% projected population growth over the next
five years versus 3.9% for the US on average
43% of the population has at least a bachelor’s
degree, significantly above the national average
Home to many top universities including
Georgetown, George Washington, and Johns
Hopkins
Fiscal and regulatory environment conducive to
business activity and growth
Unemployment rate of 5.9% remains well below
the US average
Property
Count
Gross
Leasable
Area
% of Multi-
tenant
Retail ABR
ABR PSF
8 2.4 million 8.5% $15.77
Future Market Trends - Baltimore
Market Characteristics RPAI Exposure
Over the next five years, occupancy is expected to increase
210 basis points with new supply increasing 4.3% or 1.5
million square feet, below the market’s population growth
rate
1 Per REIS

Gateway Village
Community Center – Annapolis, Maryland

Infill community center with tier
one tenants including Safeway,
Best Buy, and PetSmart
Significant zoning and
topographical barriers
Property Highlights
Radius Average
household
income
Population Est. pop. growth
over next five
years
3-mile $120,193 40,331 6.5%
5-mile $120,116 104,255 4.4%
Demographics

Gateway Village Site Plan 48

Chicago Portfolio

Well-diversified local economy
- 3rd largest MSA based on GDP
- Home of 29 Fortune 500 companies including
Boeing, Walgreens and McDonalds
Strong demographic profile
- High-density market, with a population of
approximately 10 million in the MSA
- 33% of the population has at least a bachelor’s
degree, significantly above the national average
- Home of several higher education institutions
including the University of Chicago and
Northwestern University
Fiscal and regulatory environment conducive to
business activity and growth
- Ranked one of the most cost-effective cities in the
world for doing business (2012 KPMG study)
- Centrally located, with 1,400 daily airport
departures to more than 200 cities worldwide,
and serves as a hub for six of the nation's seven
Class I North American railroads, as well as six
major US interstates
Property
Count
Gross
Leasable
Area
% of Multi-
tenant
Retail ABR
ABR PSF
5 0.9 million 3.6% $17.44
Future Market Trends
Market Characteristics RPAI Exposure
Over the next five years, occupancy is expected to increase
150 basis points with new supply increasing 2.9% or 3.0
million square feet
1 Per REIS

The Brickyard
Community Center – Chicago, Illinois

Includes a strong mix of grocery and
general merchandise tenants
including Jewel/Osco, Target,
Lowes, Marshalls and Pier 1 Imports,
with additional restaurant and
service uses
High-density, infill location with
population approaching 1 million
within a 5-mile radius
Property Highlights
Radius Average
household
income
Population Est. pop. growth
over next five
years
3-mile $64,456 367,974 0.3%
5-mile $62,043 925,883 0.2%
Demographics

The Brickyard Site Plan 51

New York/Long Island Portfolio

Well-diversified local economy
Largest MSA in the US based on GDP
Home to 84 Fortune 500 companies
including General Electric, Verizon, JP
Morgan Chase, IBM and Citigroup
Strong demographic profile
Most densely populated major metropolitan
area in the US with a population of
approximately 19 million in the MSA
36% of the population has at least a
bachelor’s degree, significantly above the
national average
Home of several higher education
institutions including NYU, Columbia
University and Fordham University
High barriers to entry
Favorable topography prevents significant
additional development
Property
Count
Gross
Leasable
Area
% of Multi-
tenant
Retail ABR
ABR PSF
3 0.4 million 1.5% $17.66
Market Characteristics RPAI Exposure
Over the next five years, occupancy is expected to increase
40 basis points with new supply increasing 4.1% or 1.9
million square feet
1 Per REIS
Future Market Trends – Northern NJ, Long Island

Gardiner Manor Mall
1
Power Center – Bay Shore, New York
53
Property Highlights Demographics
Power center anchored by Target
and King Kullen
Major tenants include Modell’s, Old
Navy, Staples, Barnes & Noble,
Michaels and HomeGoods
Surrounded by dense residential
neighborhoods
Radius Average
household
income
Population Est. pop. growth
over next five
years
3-mile $98,688 113,518 0.1%
5-mile $97,501 285,798 0.9%
1
Asset owned by our MS Inland unconsolidated joint venture

54 Paradise Shoppes of Warner Robins Southlake Town Center Gardiner Manor Mall Site Plan

Acquisition Criteria

We are focused on unlevered risk-adjusted returns
Opportunities will be evaluated within the context of
our strategic plan
–
Unique adjacencies to existing assets and overall
enhancement to our operating platform will be key
considerations
–
We will remain agnostic to multi-tenant retail property type
(power,  grocery-anchored, or lifestyle)
–
We have bid on over $350 million of potential transactions,
which we are actively pursuing
Over the last several months, we have evaluated over
$1.2 billion of potential transactions, comprised of 24
individual assets

Balance Sheet Strategy Angela Aman

Solid Track Record of Balance Sheet Execution

ATM Program
Established a $200
million at-the-market
equity program
Credit Facility
Recast credit facility
from secured to
unsecured and
upsized to $650
million
Feb 2012
Preferred Equity
Closed inaugural 7%
preferred equity offering in
December 2012 and repaid
mezzanine loans with interest
rates of 12% and 14%
Initial Public
Offering
Raised $293 million
of gross proceeds
Mar 2013 May 2013 Apr 2012 Dec 2012
Dispositions
During 2012, we sold 36 non-
core and non-strategic
properties for gross proceeds
of $492 million
Leverage
Reduced net debt to
adjusted EBITDA ratio
from 8.2x in 4Q 2011 to
6.7x in 1Q 2013
Credit Facility
Upsized credit facility
to $1 billion,
improved pricing, and
extended maturity by
two years

Significant Improvement in Credit Metrics

Leverage Ratio
1
Net Debt / Adjusted EBITDA
Secured Debt / Gross Assets
2
Fixed Charge Coverage
1
8.2x
8.3x
7.6x
7.3x
6.6x
6.7x
6.0x
6.5x
7.0x
7.5x
8.0x
8.5x
9.0x
Q4'11 Q1'12 Q2'12 Q3'12 Q4'12 Q1'13
58.1%
57.4%
52.8%
51.5%
47.1%
45.5%
44.0%
47.0%
50.0%
53.0%
56.0%
59.0%
Q4'11 Q1'12 Q2'12 Q3'12 Q4'12 Q1'13
54.0%
44.1%
42.1%
38.6%
37.1%
34.3%
30.0%
35.0%
40.0%
45.0%
50.0%
55.0%
Q4'11 Q1'12 Q2'12 Q3'12 Q4'12 Q1'13
1.55x
1.60x
1.70x
1.73x
1.87x 1.87x
1.50x
1.60x
1.70x
1.80x
1.90x
2.00x
Q4'11 Q1'12 Q2'12 Q3'12 Q4'12 Q1'13
   Chart included solely to show historical compliance with covenant requirements of our unsecured credit facility and should not be viewed as a measure of our historical or future financial performance, financial position or cash flow
   Gross Assets is defined as Total Investment Properties excluding the effect of accumulated depreciation
2
1

Investment Grade Migration
Publicly committed to the goal of becoming an investment grade rated company in April 2012
In addition to improving our overall cost of capital, investment grade migration will:
Improve operational efficiency by eliminating lender approval process on unencumbered assets and streamlining compliance procedures
Assist with portfolio repositioning efforts
Provide for more efficient management of cash balances
Key hurdles (assuming no additional acquisition activity):
Continue to grow unencumbered NOI; expect to exceed 50%
unencumbered NOI by mid-2015
Reduce secured debt levels; anticipate secured debt to gross assets will be less than 30% by early 2014
Increase fixed charge coverage ratio; expect to exceed 2.0x by early
2014

Mortgage Maturity Profile
We expect to unencumber substantially all mortgage maturities over the next three years using proceeds from our disposition program, our credit facility and future capital markets transactions
We are proactively managing the balance sheet by bringing forward longer-dated, higher cost mortgage maturities, where we can do so in an economically efficient manner
$204.9
$188.2
$452.0
$37.8
$285.6
$873.4
$419.1
$97.7
$463.9
$27.6
$284.2
$749.4
$0
$200
$400
$600
$800
$1,000
2013 2014 2015 2016 2017 Thereafter
Stated Mortgage Maturities Total Anticipated Mortgage Repayments

Anticipated Mortgage Repayments
2013-2015

Number of
Properties
Scheduled
Maturity Date
Weighted
Average
Interest Rate
Anticipated Payoff
2013 Scheduled Maturities 8 2013 5.73% $204.6 million
1
Prepayments
11 2014 & 2034
7.07% $190.5 million
2
Prepayments with Yield Maintenance
3 2015
6.39% $24.0 million
3
Total  2013 Repayments 6.38% $419.1 million
2014 Scheduled Maturities 5 2014 4.83% $55.2 million
Prepayments 2 2015 & 2034 5.69% $17.1 million
Prepayments with Defeasance 4 2019 7.50% $25.4 million
4
Total 2014 Repayments 5.67%
$97.7 million
2015 Scheduled Maturities 63 2015 5.75% $423.0 million
Prepayments 3 2016; 2020; 2026 6.85% $40.9 million
Total 2015 Repayments 5.85% $463.9 million
Total Repayments 6.06% $980.7 million
1
Excludes $8.1 million of accrued but unpaid interest
2
Excludes $5.3 million of accrued but unpaid interest
3
Excludes estimate for yield maintenance of approximately $2.8 million
4
Excludes estimate for defeasance of approximately $6.8 million

Capital Structure Positioned for Growth

During the second quarter of 2013, we increased our financial capacity by $434 million through the $350 million expansion of our credit facility and the issuance of $84 million in common equity through our ATM program
1
These transactions have significantly mitigated the execution risk associated with our planned investment grade migration and have positioned us well for growth
$452 million
Issued $84 million
under the ATM
Cash
Estimated 2013
net disposition
proceeds
1
Common equity issued during
the second quarter was at an
average share price of $15.30
ATM proceeds
$185
$350
$535
$67
$67
$200
$200
$84 $84
$-
$200
$400
$600
$800
$1,000
3/31/13
Liquidity
Q2 Capital
transactions
Pro forma
liquidity
$886 million
Upsized credit
facility by $350
million
Line of credit
availability

Appendix Non-GAAP Reconciliations 63

Non-GAAP Financial Measures and Other
Definitions

Net Operating Income (NOI)
Same Store NOI and NOI from Other Investment Properties
Adjusted EBITDA
Net Debt to Adjusted EBITDA
We define Net Operating Income (NOI) as operating revenues (rental income, tenant recovery income, other property income, excluding straight-line rental income, amortization of lease inducements and amortization of acquired above and below market lease intangibles) less property operating expenses (real estate tax expense and property operating expense, excluding straight-line ground rent expense and straight-line bad debt expense). We believe that NOI is a useful measure of our operating performance. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. We believe that NOI provides an operating perspective not immediately apparent from GAAP operating income or net (loss) income attributable to common shareholders. We use NOI to evaluate our performance on a property-by-property basis because this measure allows management to evaluate the impact that factors such as lease structure, lease rates and tenant base, which vary by property, have on our operating results. However, this measure should only be used as an alternative measure of our financial performance.
Same Store NOI represents NOI from our same store portfolio consisting of 239 operating properties acquired or placed in service prior to January 1, 2011, except for the three operating properties that were classified as held for sale as of December 31, 2012, which are accounted for as discontinued operations. NOI from Other Investment
Properties represents NOI primarily from our development properties, two additional phases of existing properties acquired during the third quarter of 2011, two non-
stabilized operating properties and one property that was partially sold to our RioCan joint venture during the third quarter of 2011, which did not qualify for discontinued
operations accounting treatment. In addition, we have included University Square in “Other investment properties” due to the uncertainty of the timing of transfer of ownership of this property. Prior to the quarter ended June 30, 2012, we had included University Square in the same store portfolio. NOI consists of the sum of Same Store
NOI and NOI from Other Investment Properties. NOI from Discontinued Operations represents NOI associated with properties accounted for as discontinued operations. We believe that Same Store NOI, NOI from Other Investment Properties and NOI from Discontinued Operations are useful measures of our operating performance. Other REITs may use different methodologies for calculating these metrics, and accordingly, our NOI metrics may not be comparable to other REITs. We believe that these metrics provide an operating perspective not immediately apparent from GAAP operating income or net (loss) income. We use these metrics to evaluate our performance on a property-by-
property basis because these measures allow management to evaluate the impact that factors such as lease structure, lease rates and tenant base, which vary by property, have on our operating results. However, these measures should only be used as an alternative measure of our financial performance.
Adjusted EBITDA represents net income (loss) attributable to common shareholders before interest, income taxes, depreciation and amortization, as further adjusted to eliminate the impact of certain items that we do not consider indicative of our ongoing performance. We believe that Adjusted EBITDA is useful because it allows investors and management to evaluate and compare our performance from period to period in a meaningful and consistent manner in addition to standard financial measurements under GAAP. Adjusted EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to net income attributable to common shareholders, as an indicator of operating performance or any measure of performance derived in accordance with GAAP. Our calculations of Adjusted EBITDA may be different from the calculation used by other companies and, accordingly, comparability may be limited.
Net Debt to Adjusted EBITDA represents (i) our total debt less cash and cash equivalents divided by (ii) Adjusted EBITDA for the prior three months, annualized. We believe that this ratio is useful because it provides investors with information regarding total debt net of cash and cash equivalents, which could be used to repay debt, compared to our performance as measured using Adjusted EBITDA.

Reconciliation of Net (Loss) Income Attributable to
Common Shareholders to Adjusted EBITDA
1
65
Three Months
Ended
Twleve
Months Ended
Twelve
Months Ended
Three Months
Ended
Three Months
Ended
Three Months
Ended
December 31,
2011 March 31, 2012
June 30,
2012
September 30,
2012
December 31,
2012 March 31, 2013
Net (loss) income attributable to common shareholders (13,837) $           (48,872) $           (17,472) $           (15,952) $           13,854 $             (4,242) $
Net income attributable to noncontrolling interests 8 23 15 - - -
Preferred stock dividends - - - - 263 2,362
Interest expense 57,034 226,105 210,943 51,165 44,844 47,127
Depreciation and amortization 58,567 236,366 234,970 57,479 55,416 54,464
Gain on sales of investment properties, net (7,566) (25,890) (33,956) (10,406) (14,814) (9,173)
Gain on extinguishment of debt, net (1,276) (9,861) (6,146) - - -
Loss on lease terminations 577 9,716 7,621 970 458 352
Provision for impairment of investment properties 8,229 9,608 10,931 22,167 2,352 -
Recognized gain on marketable securities, net - (277) (7,265) (9,108) (9,467) -
Adjusted EBITDA 101,736 $          396,918 $          399,641 $          96,315 $             92,906 $             90,890 $
Annualized 406,944 $          396,918 $          399,641 $          385,260 $          371,624 $          363,560 $
1
2
2 2
For purposes of these ratio calculations, figures for the twelve months ended were used
Balances are inclusive of amounts from discontinued operations

Reconciliation of Total Debt to Net Debt

December 31,
2011
March 31,
2012
June 30,
2012
September 30,
2012
December 31,
2012
March 31,
2013
Total debt 3,481,218 $       3,439,144 $      3,132,920 $ 2,931,899 $       2,592,089 $       2,505,543 $
Less: cash and cash equivalents (136,009)            (126,115)           (102,346)       (107,423)            (138,069)            (67,446)
Net debt 3,345,209          3,313,029         3,030,574     2,824,476          2,454,020          2,438,097
Adjusted EBITDA 406,944              396,918             399,641        385,260              371,624              363,560
Net debt to Adjusted EBITDA 8.2                        x 8.3                       x 7.6                  x 7.3                        x 6.6                        x 6.7                       x

Reconciliation of Net Loss Attributable to
Common Shareholders to NOI

Year Ended
December 31,
2012 2011
Revenues:
Same store investment properties (239 properties):
Rental income 439,021 $        434,680 $
Tenant recovery income 104,711           103,317
Other property income 9,239                9,776
Other investment properties:
Rental income 9,455                13,296
Tenant recovery income 1,985                3,622
Other property income 459                    319
Expenses:
Same store investment properties (239 properties):
Property operating expenses (89,198)            (90,766)
Real estate taxes (71,622)            (71,404)
Other investment properties:
Property operating expenses (2,830)              (4,595)
Real estate taxes (4,571)              (5,176)
Net operating income:
Same store investment properties 392,151           385,603
Other investment properties 4,498                7,466
Total net operating income 396,649           393,069
Other (expense) income:
Straight-line rental income, net 809                    (109)
Amortization of acquired above and below market lease intangibles, net 1,415                1,611
Amortization of lease inducements (71)                     (29)
Straight-line ground rent expense (3,784)              (3,801)
Depreciation and amortization (217,303)         (218,833)
Provision for impairment of investment properties (1,323)              (7,650)
Loss on lease terminations (6,872)              (8,590)
General and administrative expenses (26,878)            (20,605)
Dividend income 1,880                2,538
Interest income 72                       663
Gain on extinguishment of debt 3,879                15,345
Equity in loss of unconsolidated joint ventures, net (6,307)              (6,437)
Interest expense (179,237)         (216,423)
Co-venture obligation expense (3,300)              (7,167)
Recognized gain on marketable securities 25,840             277
Other income, net 296                    2,032
Total other expense (410,884)         (467,178)
Loss from continuing operations (14,235)            (74,109)
Discontinued operations:
Loss, net (24,196)            (28,884)
Gain on sales of investment properties, net 30,141             24,509
Income (loss) from discontinued operations 5,945                (4,375)
Gain on sales of investment properties, net 7,843                5,906
Net loss (447)                   (72,578)
Net income attributable to noncontrolling interests -                          (31)
Net loss attributable to the Company (447)                   (72,609)
Preferred stock dividends (263)                   -
Net loss attributable to common shareholders (710) $              (72,609) $

Reconciliation of Same Store NOI Growth

2012 Same
Store NOI
Growth
Multi-Tenant Same Store NOI - Target Markets 4.8%
Multi-Tenant Same Store NOI - Non-Target Markets -0.2%
Multi-Tenant Same Store NOI 1.8%
Other¹
0.8%
Same Store NOI Growth 1.7%
1
The 2012 NOI growth in the “Other” category above is primarily attributable to the year-
over-year NOI growth of our single-user retail and non-core industrial and office properties.